UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 10, 2007

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On August 10, 2007, ViroPharma Incorporated announced the decision made with Wyeth Pharmaceuticals, a division of Wyeth, to discontinue dosing with HCV-796 in combination with pegylated interferon and ribavirin in its current Phase 2 study. All subjects, following consultation with the principal investigators at each site, will have the option of continuing on the combination therapy of pegylated interferon and ribavirin, the standard of care. This decision follows a review on August 9, 2007 by the joint safety review board of safety data accumulated to date, which show elevated liver enzyme levels in some patients after 8 weeks or more of therapy with HCV-796 with pegylated interferon and ribavirin. The full text of the press release issued in connection with the announcement is set forth as Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description
	99.1	Press release dated August 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: August 10, 2007	By:	/s/ Thomas F. Doyle
Thomas F. Doyle Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press release dated August 10, 2007.